Supplement dated December 20, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Diversified Equity Income Fund	10/1/2017
On November 15, 2017, the Fund's Board of Trustees approved a proposal to change the Fund's name, as well as certain changes to the Fund's principal investment strategies. As a result, effective on or about February 28, 2018 (the Effective Date), the Fund’s name is changed to Columbia Large Cap Value Fund. Accordingly, on the Effective Date, all references in the Prospectus to Columbia Diversified Equity Income Fund are hereby deleted and replaced with Columbia Large Cap Value Fund. In addition, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus.
The information under the subsection “Principal Investment Strategies” in the Fund's Summary Prospectus and in the “Summary of the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common and preferred stocks of large capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $378.4 million and $373.5 billion as of November 30, 2017). The market capitalization range and composition of the companies in the Index are subject to change.
The Fund typically invests in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
The rest of the section remains the same.
The information under the subsection “Principal Investment Strategies” in the "More Information About the Fund" section of the Fund's Prospectus is hereby superseded and replaced with the following:
The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common and preferred stocks of large capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $378.4 million and $373.5 billion as of November 30, 2017). The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund typically invests in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
The investment manager employs fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by, among other things, seeking to:
■	Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.
■	Identify companies with growth potential based on:
■	effective management, as demonstrated by overall performance;
■	financial strength; and
■	underappreciated potential for improvement in industry and thematic trends.
In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:
■	The security is overvalued relative to alternative investments;
■	The security has reached the Investment Manager’s price objective;
■	The company has met the Investment Manager’s earnings and/or growth expectations;
■	The security exhibits unacceptable correlation characteristics with other portfolio holdings; or
SUP138_05_003_(12/17)

■	The company or the security no longer continues to meet one or more of the reasons for purchase described above.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
The rest of the section remains the same.
The information under the subsection “Principal Risks” in the "Summary of The Fund" section and the "More Information About the Fund" section of the Fund's Prospectus is hereby revised to delete Quantitative Model Risk. The rest of each section remains the same.
Shareholders should retain this Supplement for future reference.
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